Exhibit 99.2

 Enpro: An Industrial Technology Leader  Agreements to Sell GGB and Exit Engineered Materials Segment September 6, 2022

 Forward-Looking Statements  2  Enpro Agreements to Sell GGB and Exit Engineered Materials Segment  Certain statements in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. The words “expect,” “will,” “intend,” “plan” and similar expressions identify forward-looking statements. Forward-looking statements include, without limitation, statements about whether or when the sale of GGB (the “Transaction”), which includes a put option for the sale of the portion of the GGB business located in France, will be consummated; the estimated after-tax net proceeds from the Transaction; the application of the anticipated net proceeds thereof; the outcome of the exploration of a potential sale of GPT; and Enpro’s expected financial position, business strategy, operating plans, capital and other expenditures, acquisitions and divestitures, and other plans and objectives following the completion of the Transaction. These statements are only predictions. Enpro cautions that these statements are based on current estimates of future events and are highly dependent upon a variety of factors, which could cause actual results to differ from these estimates. Enpro cautions the reader that there are a variety of risks, uncertainties and other factors that could cause actual results to differ materially from what is contained, projected or implied by these forward-looking statements. The potential risks and uncertainties include, among others, the possibility that Enpro and The Timken Company may be unable to obtain regulatory approval or that other conditions to closing the Transaction, including the exercise of the put option for the portion of the business in France, may not be satisfied such that the Transaction will not close or that the closing may be delayed; general economic conditions; the possibility of unexpected costs, liabilities or delays in connection with the Transaction; risks that the Transaction disrupts current plans and operations of Enpro; the ability to recognize the benefits of the Transaction; the amount of the costs, fees, expenses and charges related to the Transaction; the outcome of any legal proceedings that may be related to the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement for the sale of GGB or the related put option agreement; and uncertainties with respect to the completion, timing and terms of any disposition of GPT. In addition, all forward-looking statements should be read in conjunction with Enpro’s documents filed with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2021 and its Quarterly Report on Form 10-Q for the period ended June 30, 2022. These filings identify important risk factors and other uncertainties that could cause actual results to differ from those contained in these forward-looking statements. All the forward-looking statements in this press release are qualified in their entirety by reference to the factors discussed under the heading “Risk Factors” in such Form 10-K and in any other documents filed by Enpro with the Securities and Exchange Commission that describe risks and factors that could cause results to differ materially from those projected in these forward-looking statements. These risk factors may not be exhaustive. Further, Enpro operates in a continually changing business environment and cannot predict new risk factors that may arise as a result of these changes. Statements in this press release speak only as of the date hereof. Enpro disclaims any obligation to publicly update or revise any forward-looking statements as a result of new information, future events or any other reason, except as may be required by law.  This presentation also contains certain non-GAAP financial measures (*) as defined by the Securities and Exchange Commission. A reconciliation of historical non-GAAP measures to the most directly comparable GAAP equivalents is included as an appendix to this presentation.

  Enpro: Portfolio Optimization Continues  Transaction Overview   Stronger Foundation to Drive Growth & Value Creation  Streamlines portfolio to focus on Advanced Surface Technologies (“AST”) and Sealing Technologies segments  Enduring, high-margin businesses with significant aftermarket exposure and recurring revenue streams  Leaders in attractive and growing end-markets with favorable secular tailwinds  Enhances financial flexibility to advance capital allocation priorities, including debt reduction, while pursuing long-term organic growth opportunities and strategic acquisitions  Entered into agreements to sell GGB, the metal-polymer bearings and surface engineering solutions business, with exclusive negotiations with respect to the French operations of GGB, to The Timken Company for $305 million in cash.  Expect to close the transaction by year-end 2022, subject to customary closing conditions, including regulatory approvals.  Exiting Engineered Materials Business  Initiated strategic review of the pipeline sealing and electrical isolation product manufacturing business, Garlock Pipeline Technologies (GPT)  Expect to classify Engineered Materials segment as discontinued operations when Enpro reports its third quarter results  3  Enpro Agreements to Sell GGB and Exit Engineered Materials Segment

A Strong Foundation for Our Future

ENPRO

Strategic Actions Position Enpro Portfolio with Industry-Leading Profitability in Secular Growth Markets

Divestitures

- **Fairbanks Morse** *Closed 1Q20*
- **Heavy-Duty Truck Product Lines** *Announced/ Completed 3Q19 – 3Q20*
- **Bushing Block** *Closed 4Q20*
- **Air Springs** *Closed 4Q20*
- **Polymer Components** *Closed 3Q21*
- **Compressor Products Int'l (CPI)** *Closed 4Q21*
- **GGB** *Expected to Close by Year-End*
- **Strategic Review of GPT** *Possible Close by Year-End*

Acquisitions

- **LeanTeq Co., Ltd.** *Closed 3Q19*
- **The Aseptic Group** *Closed 3Q19*
- **Alluxa** *Closed 4Q20*
- **NxEdge** *Closed 4Q21*

Consistent Portfolio Reshaping and Optimization Priorities

1. Focusing on high-growth, high-margin industrial technology-related businesses with strong cash flow
2. Building on our portfolio of leading-edge, critical products and solutions, while maintaining a strong aftermarket exposure
3. Leveraging our operating model to increase margins and cash flow return on investment
4. Maximizing shareholder returns through commitment to sustainability, diversity and disciplined capital allocation

Enpro Agreements to Sell GGB and Exit Engineered Materials Segment 4

Two Attractive Segments Supported by Secular Growth Drivers

ENPRO

Sealing Technologies[1]

Safeguarding Critical Environments
1H:22 Financial Results

$309.5M Revenue | **$76.0M** Adj. EBITDA | **24.6%** Adj. EBITDA Margin

Garlock | STEMCO | Technetics Group

Key Products and Solutions

- Hygienic Pharmaceutical Components
- Hydrodynamic Seals
- High-Performance Metallic Seals
- Wheel End Seals
- Felt Metal & Acoustic Material
- Gaskets & Packing
- Precision Burst Discs

Advanced Surface Technologies[1]

Leading-Edge Precision Solutions
1H:22 Financial Results

$238.2M Revenue | **$72.7M** Adj. EBITDA | **30.5%** Adj. EBITDA Margin

Technetics Semi | NxEdge | LeanTeq | Alluxa

Key Products and Solutions

- Semiconductor Cleaning & Equipment Lifecycle Solutions
- Industry-Leading Proprietary Coatings Portfolio
- Robust Intellectual Property
- Specialty Optical Filters
- Semiconductor Sub-assemblies

Engineered Materials Segment 1H:22 Financial Results[2]

$115.5M Revenue | **$18.7M** Adj. EBITDA | **16.2%** Adj. EBITDA Margin

[1] For the six months ended June 30, 2022
[2] Engineered Materials segment expected to be classified as discontinued operations when Enpro reports third quarter 2022 results

Enpro Agreements to Sell GGB and Exit Engineered Materials Segment 5

 Go Forward Enpro: Positioned to Build on Momentum  Engineered Materials Sales: $215M - $225M  Adjusted EBITDA: $34M - $36M (Includes allocated costs that will remain Post-EM Divestitures of approximately $3 million)  $547.2M Revenue  23.8%  Adj. EBITDA* Margin  $130.1M  Adj. EBITDA*  Enpro Pro Forma 1H:22 Results1  Engineered Materials Segment Contribution to 2022 Guidance2 (at 2Q:22)  6  Enpro Agreements to Sell GGB and Exit Engineered Materials Segment  1 Consolidated results through the six months ended June 30, 2022 excluding the Engineered Materials Segment  2 2022 Guidance as of August 2, 2022 when Enpro reported 2Q:22 results  *Non-GAAP measure. A reconciliation to the comparable GAAP measure is included in the Appendix

 Disciplined, Value-Enhancing Capital Allocation Strategy  Investing in Long-Term Organic Growth while Pursuing Strategic Acquisitions  Debt Reduction  Investing in organic growth opportunities across the company, while encouraging innovation and market development  Pursuing businesses with high cash flow and low capital intensity, with high aftermarket exposure in markets with addressable market growth of >7% annually   Concentrating on critical products and solutions with high barriers to entry with transferable intellectual property, high switching costs and stringent customer qualifications  Return Excess Capital to Shareholders  7  Enpro Agreements to Sell GGB and Exit Engineered Materials Segment  Paid $11.7 million in dividends for the six months ended June 30, 2022   2022 marked the 7th consecutive year of dividend increases  $136 million in debt reduction completed year-to-date through June 30, 2022  Proceeds from pending Engineered Materials segment divestitures will further reduce net debt  Repatriation initiatives expected to yield an additional $100 million in the second half of 2022, along with free cash flow from continuing operations, will expand strategic options for high-margin growth

 Positioned to Deliver Significant Shareholder Value  1  Transformed portfolio to accelerate growth in leading-edge, industrial technology-related businesses with high margins and strong cash flow  Enhancing aftermarket exposure, while investing in faster growth end markets  Increasing cash flow return on investment through portfolio reshaping actions and continuous improvement initiatives  Maximizing long-term shareholder returns through a commitment to disciplined capital allocation, sustainability, diversity and community involvement  Empowering our employees through a forward-thinking culture that values authenticity and self-awareness while fostering superior decision-making and collaboration   2  3  4  5  8  Enpro Agreements to Sell GGB and Exit Engineered Materials Segment

 Q&A

 Appendix

 Segment Information  11  Enpro Agreements to Sell GGB and Exit Engineered Materials Segment  Adjusted Segment EBITDA is total segment revenue reduced by operating expenses and other costs identifiable with the segment, excluding acquisition and divestiture expenses, restructuring and impairment expense, non-controlling interest compensation, amortization of the fair value adjustment to acquisition date inventory, and depreciation and amortization.   Corporate expenses include general corporate administrative costs. Expenses not directly attributable to the segments, corporate expenses, net interest expense, gains/losses related to the sale of assets, and income taxes are not included in the computation of Adjusted Segment EBITDA. The accounting policies of the reportable segments are the same as those for the Company.  1 The adjustments to corporate expense consist of a reduction of approximately $1.7 million related to divestiture costs incurred in the first six months of 2022 for the exit of the Engineered Materials segment, partially offset by approximately $1.3 million of increased expenses related to corporate costs previously allocated to the Engineered Materials segment that will continue to be incurred by Enpro after the divestiture of the segment.   For the Six Months Ended June 30, 2022  (Stated in Millions of Dollars)  Sales  Sealing Technologies  $ 309.5   Advanced Surface Technologies   238.2   Engineered Materials   115.5    663.2   Less: intersegment sales   (1.2)   Total sales   662.0   Less: third-party sales attributable to Engineered Materials   (114.8)   Combined sales - excluding Engineered Materials  $ 547.2   Net income attributable to EnPro Industries, Inc.  $ 49.3   Earnings before interest, income taxes, depreciation,  amortization and other selected items (Adjusted Segment EBITDA)  Sealing Technologies  $ 76.0   Advanced Surface Technologies   72.7   Combined Adjusted Segment EBITDA - excluding Engineered Materials   148.7   Engineered Materials   18.7   Adjusted Segment EBITDA  $ 167.4   Adjusted Segment EBITDA Margin  Sealing Technologies   24.6 %  Advanced Surface Technologies   30.5 %  Combined Adjusted Segment EBITDA Margin - excluding Engineered Materials   27.2 %  Engineered Materials   16.2 %  Adjusted Segment EBITDA Margin   25.3 %  Reconciliation of Adjusted Segment EBITDA to Net Income Attributable to EnPro Industries, Inc.  Adjusted Segment EBITDA  $ 167.4   Acquisition and divestiture expenses   (0.4)  Non-controlling interest compensation allocation1   (0.5)  Amortization of the fair value adjustment to acquisition date inventory   (11.3)  Restructuring and impairment expense   (1.3)  Depreciation and amortization expense   (55.9)  Corporate expenses   (22.9)  Interest expense, net   (14.6)  Income before income taxes   60.5   Income tax expense   (11.0)  Net income   49.5   Less: net income attributable to redeemable non-controlling interests   0.2   Net income attributable to EnPro Industries, Inc.  $ 49.3   Corporate Expenses Excluding Engineered Materials  Corporate expenses  $ 22.9   Adjustments to exclude Engineered Materials1   (0.4)  Corporate expenses excluding Engineered Materials  $ 22.5

Consolidated Adjusted EBITDA

For the Six Months Ended June 30, 2022 (Stated in Millions of Dollars)		
Net income attributable to EnPro Industries, Inc.	$	49.3
Net income attributable to redeemable non-controlling interests		0.2
Net income		49.5
Adjustments to arrive at earnings before interest, income taxes, depreciation, amortization, and other selected items (Adjusted EBITDA):		
Interest expense, net		14.6
Income tax expense		11.0
Depreciation and amortization expense		56.0
Restructuring and impairment expense		2.3
Environmental reserve adjustment		(0.3)
Asbestos receivable adjustment		2.8
Costs associated with previously disposed businesses		0.7
Net loss on sale of businesses		0.1
Acquisition and divestiture expenses		2.8
Pension income (non-service cost)		(1.3)
Non-controlling interest compensation allocation[1]		0.5
Amortization of the fair value adjustment to acquisition date inventory		11.3
Adjusted EBITDA		150.0
Adjusted EBITDA attributable to Engineered Materials[2]		(19.9)
Adjusted EBITDA - excluding Engineered Materials	$	130.1

[1]Non-controlling interest compensation allocation represents compensation expense associated with a portion of the rollover equity from the acquisitions of LeanTeq and Alluxa that is subject to reduction for certain types of employment terminations of the LeanTeq and Alluxa sellers and is directly related to the terms of the respective acquisitions. This expense will continue to be recognized as compensation expense over the term of the put and call options associated with the acquisitions unless certain employment terminations have occurred.

[2]Adjusted EBITDA attributable to Engineered Materials is Segment Adjusted EBITDA attributable to the Engineered Materials segment increased by approximately $1.3 million related to corporate costs previously allocated to the segment that will continue to be incurred by EnPro after the divestiture of the segment. Additionally, Adjusted EBITDA attributable to Engineered Materials was reduced by approximately $0.1 million for Enpro miscellaneous expenses that are not associated with the segment's product lines and are excluded from the calculation of Segment Adjusted EBITDA but included in the calculation of consolidated Adjusted EBITDA.

Enpro Agreements to Sell GGB and Exit Engineered Materials Segment 12